UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2009

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32283	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXHIBIT

99.1	EMPLOYMENT AGREEMENT, DATED NOVEMBER 5, 2009, BETWEEN MICHAEL J. SIMPSON AND QUADRAMED CORPORATION.

99.2	INDUCEMENT STOCK OPTION AGREEMENT, DATED NOVEMBER 5, 2009, BETWEEN MICHAEL J. SIMPSON AND QUADRAMED CORPORATION.

99.3	PROPRIETARY INFORMATION AND NON-COMPETITION AGREEMENT, DATED NOVEMBER 13, 2009, BETWEEN MICHAEL J. SIMPSON AND QUADRAMED CORPORATION.

99.4	QUADRAMED CORPORATION PRESS RELEASE, DATED DECEMBER 3, 2009.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 3, 2009, QuadraMed Corporation (the “Company”) announced Michael J. Simpson’s appointment as the Company’s Senior Vice President, Technology Solutions, effective December 3, 2009.

Mr. Simpson has more than fifteen years of management experience, including domestic and international management experience, across various industries including healthcare information and technology, telecommunications, media and high technology. From 2004 until joining the Company, Mr. Simpson was a general manager, senior vice president and chief technology officer at McKesson Corporation, where he lead efforts in marketing, product management research and development, professional services, consulting and support. Most recently, he served as General Manager of McKesson’s International Operations Group, and prior to this, he served as Senior Vice President and General Manager of Horizon Clinicals®, McKesson Provider Technologies.

In addition to his experience at McKesson, Mr. Simpson held the roles of General Manager and Vice President in telecommunications and media at Unisys Corporation from 2002 to 2004 and Novell Corporation from 1992 to 2002. He began his career as an applications engineer at Signetics Semiconductor Corporation. Mr. Simpson received a degree in design engineering from Brigham Young University in 1989, a B.S. in Management from the University of Phoenix in 2009, and is currently enrolled in the MBA program at the University of Phoenix with an expected graduation date of December 2010.

In connection with Simpson’s appointment as Senior Vice President, Technology Solutions, the Company and Mr. Simpson have entered into an Employment Agreement, Inducement Stock Option Agreement and Proprietary Information and Non-Competition Agreement. The Employment Agreement, effective December 3, 2009, includes the following material provisions:

•	One-year initial term, automatically renewable for one-year extensions, unless either party provides advance written notice;

•	Annual base salary of $330,000;

•	Eligibility for annual incentive compensation bonus up to 50% of his then-current annual base salary, starting in 2010;

•	Grant of 90,000 non-qualified stock options (details of this grant are provided in the Inducement Stock Option Agreement);

•

Relocation bonus of $50,000, plus an additional tax gross-up payment not to exceed $15,000, with (i) 50% of the bonus payable upon initiation of Mr. Simpson’s relocation of his principal residence to the Reston, VA area and (ii) 50% of the bonus payable upon the completion of Mr. Simpson’s relocation of his principal residence to the Reston, VA area;

•	Reimbursement of Mr. Simpson’s customary, ordinary and necessary business expenses;

•	Reimbursement of up to $3,000 per month (for no more than 2 months from December 3, 2009) for temporary housing costs associated with Mr. Simpson’s residence in or around Reston, VA;

•

In the event of an Involuntary Termination (other than a Termination for Cause (as defined in the employment agreement)) and not in connection with a Change in Control (as defined in the employment agreement), Mr. Simpson will receive severance benefits of:

•	12 months of his then-current annual rate of base salary paid in 12 equal monthly installments;

•

his bonus payable under the Company’s then-current incentive compensation plan (“ICP”) for the year in which such termination occurred (calculated as if Mr. Simpson fully achieved any goals necessary for his full ICP payment and based upon the Company’s actual achievement of its goals under the ICP), pro-rated through the date of such termination, paid in a lump sum when the Company pays ICP bonuses to other eligible employees for service in the year of Mr. Simpson’s termination, but in no event later than March 15th of the year following the year of Mr. Simpson’s involuntary termination; and

•	12 months of the same health benefits to which he (and his dependents, as applicable) had been entitled as an employee.

•	In the event of an Involuntary Termination (other than a Termination for Cause) occurring in connection with, or within 6 months of a Change in Control, Mr. Simpson will receive severance benefits of:

•

a severance payment, payable in a lump sum or 12 equal monthly installments, of (i) 12 months of his then-current annual rate of base salary and (ii) his maximum bonus payable under the ICP for the year in which such termination occurred (calculated as if Mr. Simpson and the Company each fully achieved any goals necessary for such full ICP payment).

•	12 months of the same health plan participation to which he (and his dependents, as applicable) had been entitled as an employee.

The Inducement Stock Option Agreement, effective December 3, 2009, includes the following material provisions:

•	90,000 stock options with a grant date of December 3, 2009; exercisable for a period of ten years at an exercise price equal to the closing price of the Company’s Common Stock as of December 3, 2009;

•

Vesting: one-fourth (25%) of the options vest on December 3, 2010 and the remaining three-fourths (75%) of the options vest in a series of thirty-six (36) equal monthly installments upon Mr. Simpson’s completion of each month of employment after December 3, 2010; and

•	Vesting accelerates upon an Involuntary Termination (other than a Termination for Cause) or a Change in Control (as such terms are defined in the Inducement Stock Option Agreement).

The Proprietary Information and Non-Competition Agreement, effective November 13, 2009, includes the following material provisions:

•	Confidentiality provisions for the employment term and seven years post-termination;

•

Assignment of any intellectual property related to the Company developed during the employment term and within one year post-termination; disclosure obligations and duty to assist the Company in the preservation of such intellectual property rights during the employment term and seven years post-termination;

•	Non-disparagement; and

•

Prohibition on competition during the employment term and prohibition on employment with enumerated competitors and vendors and the solicitation of employees or customers during the employment term and for one year post-termination.

The foregoing descriptions of the Employment Agreement, Inducement Stock Option Agreement and Proprietary Information and Non-Competition Agreement are qualified in their entirety by reference to such agreements, the full text of which are filed herewith as Exhibits 99.1, 99.2 and 99.3, respectively, and all are incorporated herein by reference in response to this Item 5.02. A copy of the Press Release is furnished as Exhibit 99.4 and is incorporated herein by reference in response to this Item 5.02.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit 99.1	Employment Agreement, dated November 5, 2009 between Michael J. Simpson and QuadraMed Corporation.

Exhibit 99.2	Inducement Stock Option Agreement, dated November 5, 2009, between Michael J. Simpson and QuadraMed Corporation.

Exhibit 99.3	Proprietary Information and Non-Competition Agreement, dated November 13, 2009, between Michael J. Simpson and QuadraMed Corporation.

Exhibit 99.4	QuadraMed Corporation Press Release, dated December 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2009

QuadraMed Corporation

/s/ DAVID L. PIAZZA
David L. Piazza, Executive Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Employment Agreement, dated November 5, 2009, between Michael J. Simpson and QuadraMed Corporation.

99.2	Inducement Stock Option Agreement, dated November 5, 2009, between Michael J. Simpson and QuadraMed Corporation.

99.3	Proprietary Information and Non-Competition Agreement, dated November 13, 2009, between Michael J. Simpson and QuadraMed Corporation.

99.4	QuadraMed Corporation Press Release, dated December 3, 2009.